EXHIBIT 10.10 Amended Agreement - NAVTECH SYSTEMS SUPPORT INC.
(REDACTED per Request for Confidential Treatment)

NOTE: CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT - SAID PORTIONS HAVE BEEN MARKED WITH [***] TO INDICATE REDACTED PORTIONS

FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT TO AGREEMENT is made between NAVTECH SYSTEMS SUPPORT, INC. (hereinafter called "Navtech") and BALTIA AIR LINES INC., (hereinafter called the "Customer") and becomes effective upon on the date of the last of the parties to sign below.

WHEREAS the parties entered into an Agreement dated the 15th day of January 2010, identified as Contract Number BLT100115 (hereinafter called the "Agreement"); and

WHEREAS the parties wish to modify the Agreement pursuant to Section 15 thereof;

NOW THEREFORE the parties agree to amend the Agreement as follows:

  ADD in its entirety the following new Schedule, attached hereto, to the Agreement:
    Schedule D for Navtech Charts

All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF an intending to be legally bound hereby, the parties have caused this First Amendment to Agreement to be executed and do each hereby warrant and represent that their respective signatories whose signatures appear below have been and are on the date of their signing duly authorized by all necessary and appropriate action to execute this First Amendment to Agreement.

NAVTECH SYSTEMS SUPPORT INC.
By: ----------------------
Title:-------------
Sign:-------------
Date:

BALTIA AIR LINES INC.
By:
Title:-------------
Sign:-------------
Date: _

NAVTECH CHARTS - SCHEDULE D

This Schedule D is a part of the Agreement between NAVTECH SYSTEMS SUPPORT INC. ("Navtech") with a place of business at 295 Hagey Boulevard, Suite 200, Waterloo, Ontario N2L 6R5, Canada and BALTIA AIR LINES INC. "Customer") with a place of business at 63-25 Saunders Street, Suite 71, Rego Park, New York,11374, USA.

Section 1
DEFINITIONS
1.1 AD- Aerodromes provided by Navtech.

1.2 Navtech Charts-the Navtech Charts provided hereunder, as detailed in Section 2.0.

1.3 NOTAM (notice to airmen)- A notice containing time critical information that is either of a temporary nature or is not known far enough in advance to permit publication on aeronautical charts.

1.4 Source Data/AlP- The Company shall produce the charts using the Source Data provided to or obtained by the Company from the national government and/or regulatory authorities in the various AlP or NOTAM or Customer Data in accordance with the AIRAC Cycle and otherwise in a timely manner.

Section 2
SERVICES
Navtech will provide the customer with the following Navtech Charts products as indicated in the table below.
Product	Description	Selected (Yes/No)
Navtech Chart	Tailored Manuals with 45 aerodromes	Yes
Navtech eChart Office	World (1 License)	Yes
Navtech Chart	World (1 License)	Yes
Navtech Chart	World (1 License)	Yes
Navtech Chart	1N/S BR	Yes

Details of customer specification

  Tailored Manuals comprised of 45 aerodromes, initially
  Paper subscription delivered by courier at cost to selected location
  WebCharts company access including tailored manuals
Aircraft Kit Specification
  4 X Tailored Manual comprised of 45 aerodromes (SO Max)
  1 X Enroute Charts coverage according to selected aerodromes
  1 X Text Section
The information contained in the Navtech Charts, Flight Guides and in all charts, maps, manuals and other documents provided is obtained from a variety of sources including instrument/flight procedures designed, prescribed and published by government and/or regulatory authorities (the States) in the discharge of their obligations under Articles 37 and 38 of the Convention on International Civil Aviation (Chicago 1944).

Navtech warrants that the charts contained in the Navtech Charts are, unless otherwise stated in the charts and subject to minor amendments or as advised in the supplementary bulletins thereto, accurate representations of the instrument/flight procedures prescribed and published by the relevant national and international regulatory authorities. The information contained in the Navtech Charts other than those charts mentioned above, accurately represents, in edited form, material obtained from other sources.

Navtech shall deliver to the Customer in the manner and in the quantities as described in Section 4.0.

Section 3
CUSTOMER RESPONSIBILITIES
The customer shall ensure the correct and proper use of the Navtech Charts documents by their employees and agents.

The customer shall provide a complete list of both primary and alternate aerodromes to be included in the Navtech Charts products.

The Customer shall advise Navtech of all changes to the deliverables in accordance with the Change Control Procedure set forth in Section 7.

The Customer is at all times responsible for applying and maintaining the correct and necessary authorization for operating at the airports according to the current customer airport list.

Section 4
PRICING SCHEDULE
Itemization	Fee US$
Set Up/One Time Fees Manual Build (06 Sets), Set Up & Training	[***](One Time)
Fleet Fee (Tailored Manuals Incl max 50 AD ) Fee per aircraft 1 thru 4	[***]/aircraft/year
Fleet Fee (Tailored Manuals Incl max 50 AD) Fee per aircraft> 4	[***]/aircraft/year
Navtech eChart Office (World)	1 License included
Navtech webcharts	Company access to tailored manuals
Print Fee [***] per airport/year/manual	[***]
Print Fee [***] per enroute chart/year/manual	[***]
Courier Charges	Billed at Navtech's Cost
Additional Aerodromes, Information fee	[***]/year
Print fee Additional Aerodrome	[***]/manual/year
Print Fee Additional Enroute Chart	[***]/manual/year
  Navtech will provide consulting work at an hourly fee of $[***].
  Binders not included
  Initial Training will be Computer Based Training (CBT). On location, classroom training is an option, and will be charged at Navtech's costs to the customer.

Estimated Total Annual Fee [***]

Section 5
PAYMENT SCHEDULE
  Set-up fees will be invoiced upon contract execution
  Subscription billing will commence upon delivery of the Navtech Charts to the Customer and Customer's signing of the Acceptance document.
  The initial invoice for service will include the actual usage for the first period plus the initial advanced portion of the billing,where applicable.
  Subscription billing after the initial invoice will be invoiced quarterly in advance commencing on the 1st day of the next applicable period
  Invoices will be addressed to:

  Baltia Air Lines Inc
  John F. Kennedy International Airport
  Terminal 4, Room 262.089
  Jamaica, NY 11430
  Attention: Sara Belshaw
  Facismile : +1-718-244-8882
  Phone: +1-718-244-8880
  Email: sara.belshaw@baltia.com

  Section 6
  DELIVERY & IMPLEMENTATION
  Upon receipt of data and its review, Navtech will create a Statement of Work that includes customer requirements, delivery schedules, and parameters for user testing and required sign off.

  All Products will be delivered to the following address:

  Baltia Air Lines Inc.
  John F. Kennedy International Airport
  Terminal 4, Room 262.089
  Jamaica, NY 11430
  Attention: Jerry Willoughby
  Phone: +1-718-244-8880
  Email: jerry.willoughby@ baltia.com

  Section 7
  SUPPORT
  Navtech will provide the following Service and Support for the current version of the Navtech Charts as follows:
    Current technical and other information about the product
    Telephone guidance and assistance to Customer's contact persons in connection with the use of the product through Navtech's support line during the hours of 08:30-17:00, GMT,Monday thru Friday.
    Email guidance and assistance to Customer's contact persons in connection with the use of the product through acs@navtech.aero
    Receipt and response to documented error reports from Customer's contact persons.

  Change Control Procedure

  i. The Statement of Work shall be taken as the baseline specification of the Navtech Chart Service (s) as required by the Customer and accepted by Navtech at the time of the commencement of this Agreement.

  ii. Any variation to the Navtech Chart Service (s) required by the customer shall be duly advised to Navtech by the Customer giving Navtech a minimum of five (5) working days notice of changes to the contents of the Documents and a minimum of twenty (20) working days notice of any structural changes to the Documents (for example in the case of a new requirement for a Tailored Manual)

  iii. Notification of changes by the Customer shall be facilitated through the use of the Change Control Form or by other means as may be agreed between the Customer and Navtech from time to time.

  iv. Upon receipt by Navtech of the Change Control Form, or other form of notification as may be agreed from time to time, Navtech shall acknowledge the receipt of the change request and advise the Customer of any change to the price and advise any lead time requirements prior to the effective date of the change.

  v. Navtech shall maintain a configuration control history of the Change Control Forms and other notifications made by the Customer to Navtech and accepted as a change to the Statement of Work.

  Section 8
  USER ACCEPTANCE
    User Acceptance criteria will be detailed in the Statement of Work
    The Statement of Work will delineate procedures for addressing issues,if any, with the initial version of the Navtech Charts delivered to the Customer.
    After the period delineated in the Statement of Work for User Acceptance Review,the Customer will certify in writing their acceptance of the Navtech Charts product.
  Section 9
  TERM FOR SCHEDULE
  Notwithstanding the Term set forth in Agreement to which this Schedule D is attached, the Term for this Schedule D shall commence upon the date of the last signature below and terminate five (S) years from that date.

  IN WITNESS WHEREOF and intending to be legally bound hereby, Navtech and Customer have caused this Schedule to be executed as of the date listed above, and do each hereby warrant and represent that their respective signatories whose signatures appear below have been and are on the date of their signing duly authorized by all necessary and appropriate action to execute this Schedule.

  NAVTECH SYSTEMS SUPPORT INC. BALTIA AIR LINES INC.

  /SIGNED/